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                                                                  EXHIBIT 23-A


             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated November 25, 1998, included in this Form 10-K, and incorporated by reference into the Company's previously filed Registration Statements, File Nos. 2-83584, 33-22654, 33-40356, 33-40357, 33-52635,
33-52637, 33-58407, 33-58409, 33-59445, 333-02133, 333-04481, 333-07309,
333-15283, 333-25241, 333-25569, 333-25623, 333-32023, 333-37419, 333-37619
and 333-66169.


                                           /s/ Arthur Andersen LLP
                                           ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
December 31, 1998